                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K


                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): DECEMBER 23, 1998
                                                           ------------------


                                   CORE, INC.
                                   ----------
                (Exact name of registrant as specified in its charter)

                        Commission file number    0-19600
                                                  --------

               MASSACHUSETTS                           04-2828817
       ----------------------------          --------------------------------
      (State or other jurisdiction           (IRS employer identification no.)
             of incorporation)

            18881 Von Karman Avenue, Suite 1750, Irvine, California 92612
            -------------------------------------------------------------
                  (Address of Principal Executive Offices)   (Zip Code)

         Registrant's telephone number, including area code:  (949) 442-2100
                                                             ---------------

                                 CORE, INC.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 17, 1998, TCM Services, Inc. ("TCM"), a wholly-owned subsidiary of CORE, INC., a Massachusetts corporation ("CORE"), acquired the assets of Transcend Case Management, Inc., a Georgia corporation specializing in the business of managing workers compensation cases ("Transcend"), pursuant to an Asset Purchase Agreement dated March 17, 1998 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, the purchase price for such assets was to be a number of shares of common stock of CORE, based upon revenue performance of TCM in 1999 or 2000. The Purchase Agreement also provided that in the event TCM incurred losses, as defined in the Purchase Agreement, in excess of $60,000 in any three month period, TCM could elect to terminate the operation, subject to Transcend's option to reacquire the assets of TCM with a minimum net book value (the "Option to Reacquire the Assets").

     In October 1998, TCM notified Transcend in writing that TCM lost more than $60,000 in several three month periods and that due to such losses TCM was planning to close their operation subject to Transcend's Option to Reacquire the Assets. In December 1998, Transcend exercised its Option to Reacquire the Assets. On December 23, 1998, TCM transferred substantially all its assets to Transcend.

     Notwithstanding the exercise of the Option to Reacquire the Assets, Transcend has initiated arbitration concerning TCM's operation of the business prior to Transcend's reacquisition of assets.

     Management of CORE, INC. believes that there are meritorious defenses to the claims made by Transcend, intends to vigorously defend against such claims and intends to assert counterclaims against Transcend in the arbitration.

     Prior to the consummation of these transactions there was no material relationship between Transcend Case Management, Inc. or its owner, Transcend Services, Inc., and CORE or any of CORE's affiliates, directors or officers, or any associate of any such director or officer.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          No pro forma financial information has been provided for the year ended December 31, 1997 because the acquisition and disposition of the assets of TCM each occurred within the current calendar year
          (1998) for which CORE has not yet filed an annual report. Pages F-1 through F-4 contain an unaudited pro forma combined condensed balance sheet as of September 30, 1998 and an unaudited pro forma combined condensed statement of operations for the nine months ended September 30, 1998.

     (c)  EXHIBITS.

Exhibit
Number    Description
--------  -----------

 10.1 Asset Purchase Agreement, dated March 17, 1998, by and among CORE, INC., TCM Services, Inc., Transcend Case Management, Inc. and Transcend Services, Inc. (excluding exhibits and schedules). Filed as exhibit 2.4 to Registrant's Annual Report on Form 10-K, filed April 1, 1998, and incorporated herein by reference.

                                    SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CORE, INC.

Date: January 6, 1999                   By: /s/ William E. Nixon
                                            ----------------------------------
                                            William E. Nixon
                                            Chief Financial Officer, Executive
                                               Vice President and Treasurer

                                     CORE, INC.
              PRO FORMA COMBINED CONDENSED FINANCIAL DATA (UNAUDITED)

     On March 17, 1998, TCM Services, Inc. ("TCM"), a wholly-owned subsidiary of CORE, INC., a Massachusetts corporation ("CORE"), acquired the assets of Transcend Case Management, Inc., a Georgia corporation specializing in the business of managing workers compensation cases ("Transcend"), pursuant to an Asset Purchase Agreement dated March 17, 1998 (the "Purchase Agreement") in a transaction accounted for as a purchase business combination. Pursuant to the Purchase Agreement, the purchase price for such assets was to be a number of shares of common stock of CORE, based upon revenue performance of TCM in 1999 or 2000. The Purchase Agreement also provided that in the event TCM incurred losses, as defined in the Purchase Agreement, in excess of $60,000 in any three month period, TCM could elect to terminate the operation, subject to Transcend's option to reacquire the assets of TCM with a minimum net book value (the "Option to Reacquire the Assets"). In October 1998, TCM notified Transcend in writing that TCM lost more than $60,000 in several three months periods and that due to such losses TCM was planning to close their operation subject to Transcend's Option to Reacquire the Assets. In December 1998, Transcend exercised its Option to Reacquire the Assets. On December 23, 1998, TCM transferred substantially all its assets to Transcend.

     On September 1, 1998, CORE acquired all shares of stock of Disability Reinsurance Management Services, Inc. ("DRMS"), a Delaware corporation, pursuant to a Capital Stock Purchase Agreement dated as of August 31, 1998 (the "Stock Purchase Agreement") in a transaction accounted for as a purchase business combination. Pursuant to the Stock Purchase Agreement, all of the shares of stock of DRMS were acquired in exchange for the cash payment of $20 million, the issuance of 480,000 shares of CORE common stock and the future issuance of up to an additional $7 million of CORE common stock after September 30, 2001, based on the future performance of DRMS. The purchase price is subject to certain adjustments as set forth in the Stock Purchase Agreement. DRMS is a full service reinsurance intermediary manager providing marketing, underwriting advice, claims, actuarial and compliance services to its insurance company clients and risk management expertise for reinsurers in a reinsurance facility.

     The unaudited pro forma combined condensed balance sheet and statement of operations and accompanying notes should be read in conjunction with the consolidated financial statements of CORE contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998. In addition, reference should be made to the Current Reports regarding the acquisitions of TCM and DRMS filed by the Company during 1998 on Form 8-K and each subsequently amended on Form 8-K/A. The unaudited pro forma combined condensed balance sheet as of September 30, 1998 and the statement of operations for the nine months ended September 30, 1998 gives effect to the disposition of TCM and acquisition of DRMS as if these transactions had occurred on January 1, 1998. The unaudited pro forma combined condensed financial data set forth below are provided for comparative purposes only and do not purport to represent what the Company's results of operations would have been had the transactions described above occurred on the date indicated, or to project the Company's results of operations for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

                                      CORE, INC.
                PRO FORMA COMBINED CONDENSED BALANCE SHEET (UNAUDITED)
                               AS OF SEPTEMBER 30, 1998




                                                                        CORE         ADJUSTMENTS               PRO FORMA
                                                                        ----         -----------               ---------

Cash and cash equivalents                                            $ 1,992,497                            $  1,992,497
Accounts receivable                                                   10,792,884     $ (426,066)    (1a)      10,366,818
Other assets                                                           1,289,214         (6,890)    (1a)       1,282,324
                                                                    -------------    -----------            -------------
Total current assets                                                  14,074,595       (432,956)              13,641,639

Property and equipment, net                                            7,503,572        (48,786)    (1a)       7,454,786
Deposits and other assets                                                840,860           -                     840,860
Goodwill, net                                                         26,784,862        126,453     (1b)      26,911,315
Intangibles, net                                                          80,478           -                      80,478
                                                                    -------------    -----------            -------------

Total assets                                                        $ 49,284,367    $  (355,289)            $ 48,929,078
                                                                    -------------    -----------            -------------
                                                                    -------------    -----------            -------------

Accounts payable                                                    $  1,993,138    $  (388,934)    (1a)    $  1,604,204
Accrued expenses                                                       3,129,271        (88,578)    (1a)       3,040,693
Advances under revolving line of credit                                2,500,000           -                   2,500,000
Accrued payroll                                                          366,312         (9,790)    (1a)         356,522
Deferred income taxes                                                     68,316           -                      68,316
Notes payable                                                            207,400           -                     207,400
Capital lease obligations                                                 12,354           -                      12,354
                                                                    -------------    -----------            -------------

Total current liabilities                                              8,276,791       (487,302)               7,789,489

Notes payable, net of current portion                                    189,638           -                     189,638
Advances under revolving line of credit, net of current portion       14,500,000           -                  14,500,000
Other long-term liabilities                                              254,520           -                     254,520

Common stock                                                             781,614           -                     781,614
Additional paid-in capital                                            37,761,173           -                  37,761,173
Deferred compensation                                                    (13,392)          -                     (13,392)
Accumulated deficit                                                  (12,465,977)       132,013     (1a)     (12,333,964)
                                                                    -------------    -----------            -------------
Total stockholder's equity                                            26,063,418        132,013               26,195,431
                                                                    -------------    -----------            -------------

Total liabilities and stockholders' equity                          $ 49,284,367    $  (355,289)            $ 48,929,078
                                                                    -------------    -----------            -------------
                                                                    -------------    -----------            -------------

                                     CORE, INC.
           PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998


                                                      CORE               DRMS        ADJUSTMENTS               PRO FORMA
                                                      ----               ----        -----------               ---------

 Revenues                                        $32,373,654          $3,823,530      $(939,022)    (2a)     $35,258,162
 Cost of services                                 20,440,617               -           (737,329)    (2a)      20,659,171
                                                                                        955,883     (2b)
                                                ------------------------------------------------             ------------
 Gross profit                                     11,933,037           3,823,530     (1,157,576)              14,598,991

 Operating expenses:
    Operating expense                                                  2,148,828     (2,148,828)    (2b)           -
    General and administrative                     6,934,536               -           (105,285)    (2a)       7,383,922
                                                                                        554,671     (2b)
    Sales and marketing                            2,648,847               -           (217,172)    (2a)       2,737,557
                                                                                        305,882     (2b)
    Non-recurring charges                          5,579,586               -              -                    5,579,586
    Depreciation and amortization                  1,624,043               -            (11,249)    (2a)       2,470,186
                                                                                        107,392     (2b)
                                                                                        750,000     (2c)
                                                ------------------------------------------------             ------------
 Total operating expense                          16,787,012           2,148,828       (764,589)              18,171,251
                                                ------------------------------------------------             ------------

 Income (loss) from continuing operations        (4,853,975)           1,674,702       (392,987)              (3,572,260)

 Other income (expense):
    Interest and other  income                       297,695             104,353       (120,000)    (2d)         282,048
    Interest and other expense                     (136,858)            (123,399)    (1,076,667)    (2e)      (1,336,924)
    Nonrecurring charges directly
    attributable to the transaction                    -                   -           (225,000)    (2f)        (225,000)
                                                ------------------------------------------------             ------------
                                                    160,837              (19,046)    (1,421,667)              (1,279,876)
                                                ------------------------------------------------             ------------
 Income (loss) before income taxes               (4,693,138)           1,655,656     (1,814,654)              (4,852,136)

 Benefit for income taxes                           195,000                -               -                     195,000
                                                ------------------------------------------------             ------------

 Net income (loss)                              $(4,498,138)          $1,655,656    $(1,814,654)             $(4,657,136)
                                                ------------------------------------------------             ------------
                                                ------------------------------------------------             ------------

 Earnings (loss) per common share:
 Net income (loss):
    Basic                                            $(0.61)                                                      $(0.60)
                                                ------------                                                 -------------
                                                ------------                                                 -------------
    Diluted                                          $(0.61)                                                      $(0.60)
                                                ------------                                                 -------------
                                                ------------                                                 -------------
 Weighted average common shares and equivalents:
    Basic                                          7,377,000                            426,667     (2g)       7,803,667
                                                ------------                          ---------              -------------
                                                ------------                          ---------              -------------
    Diluted                                        7,377,000                            426,667     (2g)       7,803,667
                                                ------------                          ---------              -------------
                                                ------------                          ---------              -------------

                                     CORE, INC.
          NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL DATA (UNAUDITED)

(1) The adjustments included on the Pro Forma Combined Condensed Balance Sheet (Unaudited) consist of the following and represent:

     (a) Elimination of TCM balances included in CORE's consolidated balances as of September 30, 1998.
     (b)  Elimination of negative goodwill related to the acquisition of TCM.

(2) The adjustments included on the Pro Forma Combined Condensed Statement of Operations (Unaudited) consist of the following and represent:

     (a) Elimination of TCM operating results included in CORE's consolidated operating results for the nine months ended September 30, 1998.
     (b) Certain of DRMS' expenses have been reclassified to be consistent with CORE's classifications. The reclassifications have no impact on income from operations. Expenses reclassified include salaries and benefits, travel and rent and result in the reclassification of DRMS' operating expenses to cost of services, general and administrative expenses, sales and marketing expenses and depreciation and amortization expenses.
     (c) Pro forma amortization expense of goodwill purchased from DRMS, valued at $22,000,000, and amortized on a straight-line basis over 20 years.
     (d) Reduction of investment income resulting from the use of short-term investments to finance $3,000,000 of the cash purchase price paid for the acquisition of DRMS.
     (e) Increase in interest expense resulting from interest charges incurred (at 9.50%) on the funds borrowed to finance $17,000,000 of the cash purchase price paid for the acquisition of DRMS.
     (f) Reclassification of expenses incurred by DRMS that are directly related to the transaction, including mostly legal and financial adviser fees incurred through September 30, 1998.
     (g) Weighted average issuance of 480,000 shares of CORE common stock to the former shareholder of DRMS upon the acquisition of DRMS.